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EXHIBIT 99.2


CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the Annual Report of Pall Corporation ("the Company") on Form 10-K for the period ending August 3, 2002, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I John Adamovich, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


October 25, 2002

                                           /s/ JOHN ADAMOVICH, JR.*
                                               --------------------
                                               John Adamovich, Jr.
                                               Chief Financial Officer


* The originally executed copy of this Certification will be maintained at the Company's offices and will be made available for inspection upon request.